Exhibit 99.2

Beacon Roofing Supply, Inc.

2010 Fourth Quarter Earnings Call

November 29, 2010

$469.0
$487.7
$500
$400
$300
$200
$100
$-
$103.3
$113.0
2010
2009
Sales
Gross Profit / Margin

14.5%
43.5%
41.9%
Residential Roofing
Non-Residential Roofing
Complementary

www.BeaconRoofingSupply.com

Quarterly Results

23.2%

Existing Market Sales, Gross Profit  &
Gross Margin

Existing Market Product Mix

$ in millions

22.0%

Northeast

5.3%

Mid-Atlantic

8.4%

Southeast

-17.8%

Southwest

-13.1%

Midwest

-6.5%

West

-14.5%

Canada

-8.0%

Total

-3.8%

Organic Sales Growth (Decline)

Beacon Roofing Supply, Inc.

2010 Fourth Quarter Earnings Call
November 29, 2010

$100
$80
$60
$40
$20
$-
$72.1
$76.5
2010
2009

www.BeaconRoofingSupply.com

$ in millions

15.4%
of
Sales

15.7%
of
Sales

Existing Market Operating Expenses

Quarterly Results

Payroll

2.4

$

Bad Debts

0.6

Other G & A

0.5

Depreciation & Amortization

0.8

Warehouse

0.1

Total

4.4

$

Operating Expense Savings

Beacon Roofing Supply, Inc.

2010 Fourth Quarter Earnings Call
November 29, 2010

6.7%
7.5%
8.0%
6.0%
4.0%
2.0%
0.0%
2010
2009

$0.37
$0.42
$0.40
$0.30
$0.20
$0.10
$-
2010
2009

www.BeaconRoofingSupply.com

Existing Market Operating Margin

Diluted EPS

Quarterly Results

Beacon Roofing Supply, Inc.

2010 Fourth Quarter Earnings Call
November 29, 2010

$2,000
$1,500
$1,000
$500
$-
$1,563.7
$355.0
$1,734.0
$411.1
2010
2009
Sales
Gross Profit / Margin

15.2%
46.5%
38.2%
Residential Roofing
Non-Residential Roofing
Complementary

www.BeaconRoofingSupply.com

Fiscal Year Results

23.7%

Existing Market Sales, Gross Profit  &
Gross Margin

Existing Market Product Mix

22.4%

$ in millions

Northeast

2.8%

Mid-Atlantic

7.4%

Southeast

-10.4%

Southwest

-32.6%

Midwest

-9.2%

West

-15.2%

Canada

10.3%

Total

-8.7%

Organic Sales Growth (Decline)

Beacon Roofing Supply, Inc.

2010 Fourth Quarter Earnings Call
November 29, 2010

$280.3
$301.9
$100
$80
$60
$40
$20
$-
2010
2009

www.BeaconRoofingSupply.com

$ in millions

17.7%
of
Sales

17.4%
of
Sales

Existing Market Operating Expenses

Fiscal Year Results

Payroll

9.8

$

Bad Debts

4.7

Other G & A

2.2

Selling

1.1

Depreciation & Amortization

3.1

Warehouse

0.7

Total

21.6

$

Operating Expense Savings

Beacon Roofing Supply, Inc.

2010 Fourth Quarter Earnings Call
November 29, 2010

8.0%
6.0%
4.0%
2.0%
0.0%
4.7%
6.3%
2010
2009

$0.80
$0.60
$0.40
$0.20
$-
$0.75
$1.15
2010
2009

www.BeaconRoofingSupply.com

Existing Market Operating Margin

Diluted EPS

Fiscal Year Results

Beacon Roofing Supply, Inc.
2010 Fourth Quarter Earnings Call
November 29, 2010

2010
$34.1
$40.4
2009
$52.4
$35.2
$-
$20.0
$40.0
$60.0
$80.0
$100.0
Net Income
Non-Cash & Working Capital Adjustments

www.BeaconRoofingSupply.com

$74.5

$87.6

$ in millions

Cash Flow From Operations

Fiscal Year Results